UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 24, 2023

QMIS TBS CAPITAL GROUP CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-238872	32-0619708
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

100 N. Barranca St. #1000

West Covina, CA. 91791

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-675-3214

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Certificate of Amendment to Certificate of Incorporation

On October 24, 2023, the Board of Directors (the “Board”) of QMIS TBS Capital Group Corp., a Delaware corporation (the “Company”), approved and recommended to the Company’s shareholders for approval a certificate of amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended to date (the “Certificate”).

Pursuant to the Amendment, the Company amended the Certificate to provide that as permitted under the Delaware General Corporation Law, the Chairman of the Company has seven votes on each matter voted on by the Board of Directors.  The Amendment also states that as of the date of the Amendment, Dr. Yung Kong Chin is the Chairman of the Board.

On October 24, 2023, the holders of a majority of the outstanding shares of the Company voted to approve the Amendment.

Subsequently, on October 25, 2023, the Amendment was filed with the Secretary of State of the State of Delaware, and the Amendment took effect upon filing.

On October 26, 2023, the Company filed a Certificate of Correction (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to correct a typographical error in the Amendment.

The above descriptions of the Amendment and the Certificate of Correction are a summary of the text of the Amendment and the Certificate of Correction, and do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Certificate of Correction, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)                           Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment
3.2	Certificate of Correction

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QMIS TBS CAPITAL GROUP CORP.

By: /s/ Yung Kong Chin

Yung Kong Chin

Chief Executive Officer, President

(Principal Executive Officer)

Date: October 26, 2023